
[GRAPHIC OMITTED]                                                     DECLARATIONS
                                                                      FINANCIAL INSTITUTION INVESTMENT
                                                                      COMPANY ASSET PROTECTION BOND
--------------------------------------------------------------------------------------------------------------------------

NAME OF ASSURED (including its Subsidiaries):                         Bond Number: 81844337

FORTRESS REGISTERED INVESTMENT TRUST
                                                                       VIGILANT INSURANCE COMPANY
1345 AVENUE OF THE AMERICAS                                            Incorporated under the laws of New York
                                                                       a stock insurance company herein called the COMPANY
NEW YORK, NY 10105
                                                                       55 Water Street, New York NY 10041-2899

--------------------------------------------------------------------------------------------------------------------------

ITEM 1.      BOND PERIOD: from 12:01 a.m. on August 15, 2006
                            to 12:01 a.m. on August 15, 2007

ITEM 2.      LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

             If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any Investment Company.


                                                                                                         DEDUCTIBLE
             INSURING CLAUSE                                                 LIMIT OF LIABILITY            AMOUNT
             ---------------                                                 ------------------            ------
             1.       Employee                                               $  10,000,000              None
             2.       On Premises                                            $  10,000,000              $     100,000
             3.       In Transit                                             $  10,000,000              $     100,000
             4.       Forgery or Alteration                                  $  10,000,000              $     100,000
             5.       Extended Forgery                                       $  10,000,000              $     100,000
             6.       Counterfeit Money                                      $ Not Covered              $ Not Covered
             7.       Threats to Person                                      $ Not Covered              $ Not Covered
             8.       Computer System                                        $ Not Covered              $ Not Covered
             9.       Voice Initiated Funds Transfer Instruction             $ Not Covered              $ Not Covered
             10.      Uncollectible Items of Deposit                         $ Not Covered              $ Not Covered
             11.      Audit Expense                                          $ Not Covered              $ Not Covered


ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:
             Endorsement Nos. 1 to 3

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

      /s/ W. Andrew Macan                          /s/ Thomas F. Motamed

           Secretary                                     President



Countersigned by________________                    /s/ Robert Hamburger
                                                 ---------------------------
                                                  Authorized Representative



-------------------------------------------------------------------------------
ICAP Bond (5-98) - Vigilant
Form 17-02-1422 (Ed. 5-98)                                         Page 1 of 19

-------------------------------------------------------------------------------
Insuring Clauses
(continued)

Forgery Or Alteration          4.   Loss resulting directly from:
                                    a.   Forgery on, or fraudulent material
                                         alteration of, any bills of exchange,
                                         checks, drafts, acceptances,
                                         certificates of deposits, promissory
                                         notes, due bills, money orders, orders
                                         upon public treasuries, letters of
                                         credit, other written promises, orders
                                         or directions to pay sums certain in
                                         money, or receipts for the withdrawal
                                         of Property, or

                                    b.   transferring, paying or delivering any
                                         funds or other Property, or
                                         establishing any credit or giving any
                                         value in reliance on any written
                                         instructions, advices or applications
                                         directed to the ASSURED authorizing or
                                         acknowledging the transfer, payment,
                                         delivery or receipt of funds or other
                                         Property, which instructions, advices
                                         or applications fraudulently purport
                                         to bear the handwritten signature of
                                         any customer of the ASSURED, or
                                         shareholder or subscriber to shares of
                                         an Investment Company, or of any
                                         financial institution or Employee but
                                         which instructions, advices or
                                         applications either bear a Forgery or
                                         have been fraudulently materially
                                         altered without the knowledge and
                                         consent of such customer, shareholder,
                                         subscriber, financial institution or
                                         Employee;

                                    excluding, however, under this INSURING
                                    CLAUSE any loss covered under INSURING
                                    CLAUSE 5. of this Bond, whether or not
                                    coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

Extended Forgery              5.    Loss resulting directly from the ASSURED
                                    having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                                    a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original Securities, documents or other written instruments which prove to:

                                        (1)   bear a Forgery or a fraudulently
                                              material alteration,

                                        (2)   have been lost or stolen, or

                                        (3)   be Counterfeit, or

                                    b.  guaranteed in writing or witnessed any
                                        signatures on any transfer, assignment,
                                        bill of sale, power of attorney,
                                        guarantee, endorsement or other
                                        obligation upon or in connection with
                                        any Securities, documents or other
                                        written instruments.

                                    Actual physical possession, and continued actual physical possession if taken as collateral, of such Securities, documents or other written instruments by an Employee, Custodian, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 2 of 19

[GRAPHIC OMITTED]
-------------------------------------------------------------------------------

Insuring Clauses

Extended Forgery                    For the purpose of this INSURING CLAUSE,
(continued)                         a mechanically reproduced facsimile
                                    signature is treated the same as a
                                    handwritten signature.

Counterfeit Money            6.     Loss resulting directly from the receipt by
                                    the ASSURED in good faith of any
                                    Counterfeit money.

Threats To Person            7.     Loss resulting directly from surrender of
                                    Property away from an office of the ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an Employee as defined in Section 1.e. (1), (2) and (5), a
                                    Relative or invitee of such Employee, or a resident of the household of such Employee, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such Property:

                                    a.  the Employee who receives the threat
                                        has made a reasonable effort to notify
                                        an officer of the ASSURED who is not
                                        involved in such threat, and

                                    b.  the ASSURED has made a reasonable
                                        effort to notify the Federal Bureau of
                                        Investigation and local law enforcement
                                        authorities concerning such threat.

                                    It is agreed that for purposes of this
                                    INSURING CLAUSE, any Employee of the
                                    ASSURED, as set forth in the preceding
                                    paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such Employee has a legal or equitable interest.


Computer System               8.    Loss resulting directly from fraudulent:

                                    a.  entries of data into, or

                                    b.  changes of data elements or programs
                                        within,

                                    a Computer System, provided the
                                    fraudulent entry or change causes:

                                        (1)   funds or other property to be
                                              transferred, paid or delivered,

                                        (2)   an account of the ASSURED or of
                                              its customer to be added, deleted,
                                              debited or credited, or

                                        (3)   an unauthorized account or a
                                              fictitious account to be debited
                                              or credited.



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 3 of 19

-------------------------------------------------------------------------------
 Insuring Clauses
 (continued)

 Voice Initiated Funds        9.    Loss resulting directly from Voice
                                    Initiated Funds Transfer Instruction
                                    directed Transfer Instruction to the
                                    ASSURED authorizing the transfer of
                                    dividends or redemption proceeds of
                                    Investment Company shares from a Customer's account, provided such Voice Initiated
                                    Funds Transfer Instruction was:

                                    a.  received at the ASSURED'S offices by
                                        those Employees of the ASSURED
                                        specifically authorized to receive the
                                        Voice Initiated Funds Transfer
                                        Instruction,

                                    b.  made by a person purporting to be a
                                        Customer, and

                                    c.  made by said person for the purpose of
                                        causing the ASSURED or Customer to
                                        sustain a loss or making an improper
                                        personal financial gain for such person
                                        or any other person.

                                    In order for coverage to apply under this INSURING CLAUSE, all Voice Initiated Funds Transfer Instructions must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

 Uncollectible Items of       10.   Loss resulting directly from the ASSURED
 Deposit                            having credited an account of a customer,
                                    shareholder or subscriber on the faith of any Items of Deposit which prove to be uncollectible, provided that the crediting of such account causes:

                                    a.  redemptions or withdrawals to be
                                        permitted,

                                    b.  shares to be issued, or

                                    c.  dividends to be paid,

                                    from an account of an Investment Company.

                                    In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold Items of Deposit for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such Items of Deposit.

                                    Items of Deposit shall not be deemed
                                    uncollectible until the ASSURED'S standard collection procedures have failed.

 Audit Expense                11.   Expense incurred by the ASSURED for that
                                    part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.



-------------------------------------------------------------------------------
  ICAP Bond (5-98)
  Form 17-02-1421 (Ed. 5-98)                                       Page 4 of 19

[GRAPHIC OMITTED]
-------------------------------------------------------------------------------

General Agreements

Additional Companies          A.    If more than one corporation, or Investment
Included As Assured                 Company, or any combination of them is
                                    included as the ASSURED herein:

                                    (1) The total liability of the COMPANY
                                        under this Bond for loss or losses
                                        sustained by any one or more or all of
                                        them shall not exceed the limit for
                                        which the COMPANY would be liable under
                                        this Bond if all such loss were
                                        sustained by any one of them.

                                    (2) Only the first named ASSURED shall be
                                        deemed to be the sole agent of the
                                        others for all purposes under this
                                        Bond, including but not limited to the
                                        giving or receiving of any notice or
                                        proof required to be given and for the
                                        purpose of effecting or accepting any
                                        amendments to or termination of this
                                        Bond. The COMPANY shall furnish each
                                        Investment Company with a copy of the
                                        Bond and with any amendment thereto,
                                        together with a copy of each formal
                                        filing of claim by any other named
                                        ASSURED and notification of the terms
                                        of the settlement of each such claim
                                        prior to the execution of such
                                        settlement.

                                    (3) The COMPANY shall not be responsible
                                        for the proper application of any
                                        payment made hereunder to the first
                                        named ASSURED.

                                    (4) Knowledge possessed or discovery made
                                        by any partner, director, trustee,
                                        officer or supervisory employee of any
                                        ASSURED shall constitute knowledge or
                                        discovery by all the ASSUREDS for the
                                        purposes of this Bond.

                                    (5) If the first named ASSURED ceases for
                                        any reason to be covered under this
                                        Bond, then the ASSURED next named on
                                        the APPLICATION shall thereafter be
                                        considered as the first named ASSURED
                                        for the purposes of this Bond.


Representation Made By        B.    The ASSURED represents that all information
Assured                             it has furnished in the APPLICATION for this
                                    Bond or otherwise is complete, true and
                                    correct. Such APPLICATION and other
                                    information constitute part of this Bond.

                                    The ASSURED must promptly notify the
                                    COMPANY of any change in any fact or
                                    circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                    Any intentional misrepresentation,
                                    omission, concealment or incorrect
                                    statement of a material fact, in the
                                    APPLICATION or otherwise, shall be grounds for recision of this Bond.



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 5 of 19

-------------------------------------------------------------------------------
General Agreements
(continued)

Additional Offices Or         C.    If the ASSURED, other than an Investment
Employees - Consolidation,          Company, while this Bond is in force, merges
Merger Or Purchase Or               or consolidates with, or purchases or
Acquisition Of Assets Or            acquires assets or liabilities of another
Liabilities - Notice To             institution, the ASSURED shall not have the
Company                             coverage afforded under this Bond for loss
                                    which has:

                                    (1) occurred or will occur on premises, or

                                    (2) been caused or will be caused by an
                                        employee, or

                                    (3) arisen or will arise out of the assets
                                        or liabilities, of such institution,
                                        unless the ASSURED:

                                        a.    gives the COMPANY written notice
                                              of the proposed consolidation,
                                              merger or purchase or acquisition
                                              of assets or liabilities prior to
                                              the proposed effective date of
                                              such action, and

                                        b.    obtains the written consent of
                                              the COMPANY to extend some or all
                                              of the coverage provided by this
                                              Bond to such additional exposure,
                                              and

                                        c.    on obtaining such consent, pays
                                              to the COMPANY an additional
                                              premium.

Change Of Control -           D.    When the ASSURED learns of a change in
Notice To Company                   control (other than in an Investment
                                    Company), as set forth in Section 2(a) (9) of the Investment Company Act of 1940, the ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                                    (1) the names of the transferors and
                                        transferees (or the names of the
                                        beneficial owners if the voting
                                        securities are registered in another
                                        name),

                                    (2) the total number of voting securities
                                        owned by the transferors and the
                                        transferees (or the beneficial owners),
                                        both immediately before and after the
                                        transfer, and

                                    (3) the total number of outstanding voting
                                        securities.

                                    Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

Court Costs And               E.    The COMPANY will indemnify the ASSURED for
Attorneys' Fees                     court costs and reasonable attorneys' fees
                                    incurred and paid by the ASSURED in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:

                                    (1) an Employee admits to being guilty of
                                        Larceny or Embezzlement,

                                    (2) an Employee is adjudicated to be guilty
                                        of Larceny or Embezzlement, or



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 6 of 19

[GRAPHIC OMITTED]
-------------------------------------------------------------------------------

General Agreements

Court Costs And                     (3) in the absence of 1 or 2 above, an
Attorneys' Fees                         arbitration panel agrees, after a review
(continued)                             of an agreed statement of facts between
                                        the COMPANY and the ASSURED, that an
                                        Employee would be found guilty of
                                        Larceny or Embezzlement if such Employee were prosecuted.

                                    The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                                    If the COMPANY declines to defend the
                                    ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                    If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                    If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                    If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                    Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 7 of 19

-------------------------------------------------------------------------------
Conditions And
Limitations

Definitions                   1.    As used in this Bond:

                                    a.  Computer System means a computer and
                                        all input, output, processing, storage,
                                        off-line media libraries, and
                                        communication facilities which are
                                        connected to the computer and which are
                                        under the control and supervision of
                                        the operating system(s) or
                                        application(s) software used by the
                                        ASSURED.

                                    b.  Counterfeit means an imitation of an
                                        actual valid original which is intended
                                        to deceive and be taken as the
                                        original.

                                    c.  Custodian means the institution
                                        designated by an Investment Company to
                                        maintain possession and control of its
                                        assets.

                                    d.  Customer means an individual,
                                        corporate, partnership, trust customer,
                                        shareholder or subscriber of an
                                        Investment Company which has a written
                                        agreement with the ASSURED for Voice
                                        Initiated Funds Transfer Instruction.

                                    e.  Employee means:

                                        (1)   an officer of the ASSURED,


                                        (2)   a natural person while in the
                                              regular service of the ASSURED at
                                              any of the ASSURED'S premises and
                                              compensated directly by the
                                              ASSURED through its payroll
                                              system and subject to the United
                                              States Internal Revenue Service
                                              Form W-2 or equivalent income
                                              reporting plans of other
                                              countries, and whom the ASSURED
                                              has the right to control and
                                              direct both as to the result to
                                              be accomplished and details and
                                              means by which such result is
                                              accomplished in the performance
                                              of such service,

                                        (3)   a guest student pursuing studies
                                              or performing duties in any of
                                              the ASSURED'S premises,

                                        (4)   an attorney retained by the
                                              ASSURED and an employee of such
                                              attorney while either is
                                              performing legal services for the
                                              ASSURED,

                                        (5)   a natural person provided by an
                                              employment contractor to perform
                                              employee duties for the ASSURED
                                              under the ASSURED'S supervision
                                              at any of the ASSURED'S premises,

                                        (6)   an employee of an institution
                                              merged or consolidated with the
                                              ASSURED prior to the effective
                                              date of this Bond,

                                        (7)   a director or trustee of the
                                              ASSURED, but only while
                                              performing acts within the scope
                                              of the customary and usual duties
                                              of any officer or other employee
                                              of the ASSURED or while acting as
                                              a member of any committee duly
                                              elected or appointed to examine
                                              or audit or have custody of or
                                              access to Property of the
                                              ASSURED, or



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 8 of 19

[GRAPHIC OMITTED]
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Conditions And
Limitations


                              (8)   each natural person, partnership or
Definitions                         corporation authorized by written agreement
(continued)                         with the ASSURED to perform services as
                                    electronic data processor of checks or
                                    other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:


                                    a.  creating, preparing, modifying or
                                        maintaining the ASSURED'S computer
                                        software or programs, or

                                    b.  acting as transfer agent or in any
                                        other agency capacity in issuing
                                        checks, drafts or securities for the
                                        ASSURED,

                              (9)   any partner, officer or employee of an
                                    investment advisor, an underwriter
                                    (distributor), a transfer agent or
                                    shareholder accounting recordkeeper, or an administrator, for an Investment Company while performing acts coming within the scope of the customary and usual duties of an officer or employee of an Investment Company or acting as a member of any committee duly elected or appointed to examine, audit or have custody of or access to Property of an Investment Company.

                                    The term Employee shall not include any
                                    partner, officer or employee of a transfer agent, shareholder accounting recordkeeper or administrator:

                                    a.  which is not an "affiliated person" (as
                                        defined in Section 2(a) of the
                                        Investment Company Act of 1940) of an
                                        Investment Company or of the investment
                                        advisor or underwriter (distributor) of
                                        such Investment Company, or

                                    b.  which is a "bank" (as defined in
                                        Section 2(a) of the Investment Company
                                        Act of 1940).

                                        This Bond does not afford coverage in
                                        favor of the employers of persons as
                                        set forth in e. (4), (5) and (8) above,
                                        and upon payment to the ASSURED by the
                                        COMPANY resulting directly from Larceny
                                        or Embezzlement committed by any of the
                                        partners, officers or employees of such
                                        employers, whether acting alone or in
                                        collusion with others, an assignment of
                                        such of the ASSURED'S rights and causes
                                        of action as it may have against such
                                        employers by reason of such acts so
                                        committed shall, to the extent of such
                                        payment, be given by the ASSURED to the
                                        COMPANY, and the ASSURED shall execute
                                        all papers necessary to secure to the
                                        COMPANY the rights provided for herein.

                                    Each employer of persons as set forth in e.(4), (5) and (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this Bond; excepting, however, the fifth paragraph of Section 13.

                                    Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered Employees.



-------------------------------------------------------------------------------
 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                        Page 9 of 19

-------------------------------------------------------------------------------
Conditions And
Limitations

Definitions
(continued)
                                    f.  Forgery means the signing of the name
                                        of another natural person with the
                                        intent to deceive but does not mean
                                        a signature which consists in
                                        whole or in part of one's own name,
                                        with or without authority, in any
                                        capacity for any purpose.

                                    g.  Investment Company means any investment
                                        company registered under the Investment
                                        Company Act of 1940 and listed under
                                        the NAME OF ASSURED on the
                                        DECLARATIONS.

                                    h.  Items of Deposit means one or more
                                        checks or drafts drawn upon a financial
                                        institution in the United States of
                                        America.

                                    i.  Larceny or Embezzlement means larceny
                                        or embezzlement as defined in Section
                                        37 of the Investment Company Act of
                                        1940.

                                    j.  Property means money, revenue and other
                                        stamps; securities; including any note,
                                        stock, treasury stock, bond, debenture,
                                        evidence of indebtedness, certificate
                                        of deposit, certificate of interest or
                                        participation in any profit-sharing
                                        agreement, collateral trust
                                        certificate, preorganization
                                        certificate or subscription,
                                        transferable share, investment
                                        contract, voting trust certificate,
                                        certificate of deposit for a security,
                                        fractional undivided interest in oil,
                                        gas, or other mineral rights, any
                                        interest or instruments commonly known
                                        as a security under the Investment
                                        Company Act of 1940, any other
                                        certificate of interest or
                                        participation in, temporary or interim
                                        certificate for, receipt for, guarantee
                                        of, or warrant or right to subscribe to
                                        or purchase any of the foregoing; bills
                                        of exchange; acceptances; checks;
                                        withdrawal orders; money orders;
                                        travelers' letters of credit; bills of
                                        lading; abstracts of title; insurance
                                        policies, deeds, mortgages on real
                                        estate and/or upon chattels and
                                        interests therein; assignments of such
                                        policies, deeds or mortgages; other
                                        valuable papers, including books of
                                        accounts and other records used by the
                                        ASSURED in the conduct of its business
                                        (but excluding all electronic data
                                        processing records); and, all other
                                        instruments similar to or in the nature
                                        of the foregoing in which the ASSURED
                                        acquired an interest at the time of the
                                        ASSURED'S consolidation or merger with,
                                        or purchase of the principal assets of,
                                        a predecessor or which are held by the
                                        ASSURED for any purpose or in any
                                        capacity and whether so held
                                        gratuitously or not and whether or not
                                        the ASSURED is liable therefor.

                                    k.  Relative means the spouse of an
                                        Employee or partner of the ASSURED and
                                        any unmarried child supported wholly
                                        by, or living in the home of, such
                                        Employee or partner and being related
                                        to them by blood, marriage or legal
                                        guardianship.

                                    l.  Securities, documents or other written
                                        instruments means original (including
                                        original counterparts) negotiable or
                                        non-negotiable instruments, or
                                        assignments thereof, which in and of
                                        themselves represent an equitable
                                        interest, ownership, or debt and which
                                        are in the ordinary course of business
                                        transferable by delivery of such
                                        instruments with any necessary
                                        endorsements or assignments.



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 10 of 19

Conditions And
Limitations

Definitions                         m.  Subsidiary means any organization that,
(continued)                             at the inception date of this Bond, is
                                        named in the APPLICATION or is created
                                        during the BOND PERIOD and of which
                                        more than fifty percent (50%) of the
                                        outstanding securities or voting rights
                                        representing the present right to vote
                                        for election of directors is owned or
                                        controlled by the ASSURED either
                                        directly or through one or more of its
                                        subsidiaries.

                                    n.  Transportation Company means any
                                        organization which provides its own or
                                        its leased vehicles for transportation
                                        or which provides freight forwarding or
                                        air express services.

                                    o.  Voice Initiated Election means any
                                        election concerning dividend options
                                        available to Investment Company
                                        shareholders or subscribers which is
                                        requested by voice over the telephone.

                                    p.  Voice Initiated Redemption means any
                                        redemption of shares issued by an
                                        Investment Company which is requested
                                        by voice over the telephone.

                                    q.  Voice Initiated Funds Transfer
                                        Instruction means any Voice Initiated
                                        Redemption or Voice Initiated Election.

                                    For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.


General Exclusions -          2.    This bond does not directly or indirectly
Applicable to All Insuring          cover:
Clauses

                                    a.  loss not reported to the COMPANY in
                                        writing within sixty (60) days after
                                        termination of this Bond as an
                                        entirety;

                                    b.  loss due to riot or civil commotion
                                        outside the United States of America
                                        and Canada, or any loss due to
                                        military, naval or usurped power, war
                                        or insurrection. This Section 2.b.,
                                        however, shall not apply to loss which
                                        occurs in transit in the circumstances
                                        recited in INSURING CLAUSE 3., provided
                                        that when such transit was initiated
                                        there was no knowledge on the part of
                                        any person acting for the ASSURED of
                                        such riot, civil commotion, military,
                                        naval or usurped power, war or
                                        insurrection;

                                    c.  loss resulting from the effects of
                                        nuclear fission or fusion or
                                        radioactivity;

                                    d.  loss of potential income including, but
                                        not limited to, interest and dividends
                                        not realized by the ASSURED or by any
                                        customer of the ASSURED;

                                    e.  damages of any type for which the
                                        ASSURED is legally liable, except
                                        compensatory damages, but not multiples
                                        thereof, arising from a loss covered
                                        under this Bond;

                                    f.  costs, fees and expenses incurred by
                                        the ASSURED in establishing the
                                        existence of or amount of loss under
                                        this Bond, except to the extent covered
                                        under INSURING CLAUSE 11.;

                                    g.  loss resulting from indirect or
                                        consequential loss of any nature;



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 11 of 19

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Conditions And
Limitations

General Exclusions -                h.  loss resulting from dishonest acts by
Applicable to All Insuring              any member of the Board of Directors
Clauses                                 or Board of Trustees of the ASSURED who
(continued)                             is not an Employee, acting alone or in
                                        collusion with others;

                                    i.  loss, or that part of any loss,
                                        resulting solely from any violation by
                                        the ASSURED or by any Employee:

                                        (1)  of any law regulating:

                                             a.  the issuance, purchase or sale
                                                 of securities,

                                             b.  securities transactions on
                                                 security or commodity
                                                 exchanges or the over the
                                                 counter market,

                                             c.  investment companies,

                                             d.  investment advisors, or

                                        (2)  of any rule or regulation
                                             made pursuant to any such law; or

                                    j.  loss of confidential information,
                                        material or data;

                                    k.  loss resulting from voice requests or
                                        instructions received over the
                                        telephone, provided however, this
                                        Section 2.k. shall not apply to
                                        INSURING CLAUSE 7. or 9.


Specific Exclusions -         3.    This Bond does not directly or indirectly
Applicable To All Insuring          cover:
Clauses Except Insuring
Clause 1.
                                    a.  loss caused by an Employee, provided,
                                        however, this Section 3.a. shall not
                                        apply to loss covered under INSURING
                                        CLAUSE 2. or 3. which results directly
                                        from misplacement, mysterious
                                        unexplainable disappearance, or damage
                                        or destruction of Property;

                                    b.  loss through the surrender of property
                                        away from premises of the ASSURED as a
                                        result of a threat:

                                        (1)   to do bodily harm to any natural
                                              person, except loss of Property
                                              in transit in the custody of any
                                              person acting as messenger of the
                                              ASSURED, provided that when such
                                              transit was initiated there was
                                              no knowledge by the ASSURED of
                                              any such threat, and provided
                                              further that this Section 3.b.
                                              shall not apply to INSURING
                                              CLAUSE 7., or

                                        (2)   to do damage to the premises or
                                              Property of the ASSURED;

                                    c.  loss resulting from payments made or
                                        withdrawals from any account involving
                                        erroneous credits to such account;

                                    d.  loss involving Items of Deposit which
                                        are not finally paid for any reason
                                        provided however, that this Section
                                        3.d. shall not apply to INSURING CLAUSE
                                        10.;

                                    e.  loss of property while in the mail;



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 12 of 19

[GRAPHIC OMITTED]
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Conditions And
Limitations

Specific Exclusions -               f.  loss resulting from the failure for any
Applicable To All Insuring              reason of a financial or depository
Clauses Except Insuring                 institution, its receiver or other
Clause 1.                               liquidator to pay or deliver funds or
(continued)                             other Property to the ASSURED provided
                                        further that this Section 3.f. shall
                                        not apply to loss of Property resulting
                                        directly from robbery, burglary,
                                        misplacement, mysterious unexplainable
                                        disappearance, damage, destruction or
                                        removal from the possession, custody or
                                        control of the ASSURED.

                                    g.  loss of Property while in the custody
                                        of a Transportation Company, provided
                                        however, that this Section 3.g. shall
                                        not apply to INSURING CLAUSE 3.;

                                    h.  loss resulting from entries or changes
                                        made by a natural person with
                                        authorized access to a Computer System
                                        who acts in good faith on instructions,
                                        unless such instructions are given to
                                        that person by a software contractor or
                                        its partner, officer, or employee
                                        authorized by the ASSURED to design,
                                        develop, prepare, supply, service,
                                        write or implement programs for the
                                        ASSURED's Computer System; or

                                    i.  loss resulting directly or indirectly
                                        from the input of data into a Computer
                                        System terminal, either on the premises
                                        of the customer of the ASSURED or under
                                        the control of such a customer, by a
                                        customer or other person who had
                                        authorized access to the customer's
                                        authentication mechanism.


Specific Exclusions -         4.    This bond does not directly or indirectly
Applicable To All Insuring          cover:
Clauses Except Insuring
Clauses 1., 4., And 5.              a.  loss resulting from the complete or
                                        partial non-payment of or default on
                                        any loan whether such loan was procured
                                        in good faith or through trick,
                                        artifice, fraud or false pretenses;
                                        provided, however, this Section 4.a.
                                        shall not apply to INSURING CLAUSE 8.;

                                    b.  loss resulting from forgery or any
                                        alteration;

                                    c.  loss involving a counterfeit provided,
                                        however, this Section 4.c. shall not
                                        apply to INSURING CLAUSE 5. or 6.


Limit Of Liability/Non-       5.    At all times prior to termination of this
Reduction And Non-                  Bond, this Bond shall continue in force
Accumulation Of Liability           for  the limit stated in the applicable
                                    sections of ITEM 2. of the DECLARATIONS, notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                    a.  any one act of burglary, robbery or
                                        hold-up, or attempt thereat, in which
                                        no Employee is concerned or implicated,
                                        or

                                    b.  any one unintentional or negligent act
                                        on the part of any one person resulting
                                        in damage to or destruction or
                                        misplacement of Property, or

                                    c.  all acts, other than those specified in
                                        a. above, of any one person, or



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 13 of 19

-------------------------------------------------------------------------------
Conditions And Limitations

Limit Of Liability/Non-             d.  any one casualty or event other than
Reduction And Non-                      those specified in a., b., or c. above,
Accumulation Of Liability               shall be deemed to be one loss and
(continued)                             shall be limited to the applicable
                                        LIMIT OF LIABILITY stated in ITEM 2. of
                                        the DECLARATIONS of this Bond
                                        irrespective of the total amount of
                                        such loss or losses and shall not be
                                        cumulative in amounts from year to year
                                        or from period to period.

                                    All acts, as specified in c. above, of any one person which

                                    i.  directly or indirectly aid in any way
                                        wrongful acts of any other person or
                                        persons, or

                                    ii. permit the continuation of wrongful
                                        acts of any other person or persons
                                        whether such acts are committed with or
                                        without the knowledge of the wrongful
                                        acts of the person so aided, and
                                        whether such acts are committed with or
                                        without the intent to aid such other
                                        person, shall be deemed to be one loss
                                        with the wrongful acts of all persons
                                        so aided.

Discovery                     6.    This Bond applies only to loss first
                                    discovered by an officer of the ASSURED
                                    during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                    a.  facts which may subsequently result in
                                        a loss of a type covered by this Bond,
                                        or

                                    b.  an actual or potential claim in which
                                        it is alleged that the ASSURED is
                                        liable to a third party,

                                    regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.


Notice To Company -            7.   a.  The ASSURED shall give the COMPANY
Proof - Legal Proceedings               notice thereof at the earliest
Against Company                         practicable moment, not to exceed sixty
                                        (60) days after discovery of loss, in an amount that is in excess of 50% of the applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                    b.  The ASSURED shall furnish to the
                                        COMPANY proof of loss, duly sworn to,
                                        with full particulars within six (6)
                                        months after such discovery.

                                    c.  Securities listed in a proof of loss
                                        shall be identified by certificate or
                                        bond numbers, if issued with them.

                                    d.  Legal proceedings for the recovery of
                                        any loss under this Bond shall not be
                                        brought prior to the expiration of
                                        sixty (60) days after the proof of loss
                                        is filed with the COMPANY or after the
                                        expiration of twenty-four (24) months
                                        from the discovery of such loss.

                                    e.  This Bond affords coverage only in
                                        favor of the ASSURED. No claim, suit,
                                        action or legal proceedings shall be
                                        brought under this Bond by anyone other
                                        than the ASSURED.



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 14 of 19

[GRAPHIC OMITTED]
Conditions And Limitations
-------------------------------------------------------------------------------


Notice To Company -                 f.  Proof of loss involving Voice Initiated
Proof - Legal Proceedings               Funds Transfer Instruction shall include
Against Company                         electronic recordings of such
(continued)                             instructions.


Deductible Amount             8.    The COMPANY shall not be liable under any
                                    INSURING CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF
                                    LIABILITY stated in ITEM 2. of the
                                    DECLARATIONS.

                                    There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any Investment Company.


Valuation                     9.    BOOKS OF ACCOUNT OR OTHER RECORDS
                                    The value of any loss of Property consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                    The value of any loss of Property other
                                    than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such Property on the business day immediately preceding discovery of such loss provided, however, that the value of any Property replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such Property shall be the actual market value at the time of replacement.

                                    In the case of a loss of interim
                                    certificates, warrants, rights or other
                                    securities, the production of which is
                                    necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such Property or for such privileges, the value shall be fixed by agreement between the parties.

                                    OTHER PROPERTY

                                    The value of any loss of Property, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such Property with Property of like quality and value, whichever is less.



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                      Page 15 of 19

-------------------------------------------------------------------------------
Conditions And
Limitations
(continued)

Securities Settlement         10.   In the event of a loss of securities
                                    covered under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                    The indemnity required from the ASSURED
                                    under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                    a.  for securities having a value less than
                                        or equal to the applicable DEDUCTIBLE
                                        AMOUNT - one hundred (100%) percent;

                                    b.  for securities having a value in excess
                                        of the DEDUCTIBLE AMOUNT but within the
                                        applicable LIMIT OF LIABILITY - the
                                        percentage that the DEDUCTIBLE AMOUNT
                                        bears to the value of the securities;

                                    c.  for securities having a value greater
                                        than the applicable LIMIT OF LIABILITY
                                        - the percentage that the DEDUCTIBLE
                                        AMOUNT and portion in excess of the
                                        applicable LIMIT OF LIABILITY bears to
                                        the value of the securities.

                                    The value referred to in Section 10.a., b., and c. is the value in accordance with
                                    Section 9, VALUATION, regardless of the
                                    value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                    The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                    The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.


Subrogation - Assignment -    11.   In the event of a payment under this Bond,
Recovery                            the COMPANY shall be subrogated to all of
                                    the ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                    Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                    a.  first, to the satisfaction of the
                                        ASSURED'S loss which would otherwise
                                        have been paid but for the fact that it
                                        is in excess of the applicable LIMIT OF
                                        LIABILITY,

                                    b.  second, to the COMPANY in satisfaction
                                        of amounts paid in settlement of the
                                        ASSURED'S claim,

                                    c.  third, to the ASSURED in satisfaction
                                        of the applicable DEDUCTIBLE AMOUNT,
                                        and



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 16 of 19

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Conditions And
Limitations


Subrogation - Assignment -          d.  fourth, to the ASSURED in satisfaction
Recovery                                of any loss suffered by the ASSURED
(continued)                             which was not covered under this Bond.

                                    Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.


Cooperation Of Assured        12.   At the COMPANY'S request and at reasonable
                                    times and places designated by the COMPANY, the ASSURED shall:

                                    a.  submit to examination by the COMPANY
                                        and subscribe to the same under oath,

                                    b.  produce for the COMPANY'S examination
                                        all pertinent records, and

                                    c.  cooperate with the COMPANY in all
                                        matters pertaining to the loss.

                                    The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.


Termination                   13.   If the Bond is for a sole ASSURED, it shall
                                    not be terminated unless written notice
                                    shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                    If the Bond is for a joint ASSURED, it
                                    shall not be terminated unless written
                                    notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED Investment Companies and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                    This Bond will terminate as to any one
                                    ASSURED, other than an Investment Company:

                                    a.  immediately on the taking over of such
                                        ASSURED by a receiver or other
                                        liquidator or by State or Federal
                                        officials, or

                                    b.  immediately on the filing of a petition
                                        under any State or Federal statute
                                        relative to bankruptcy or
                                        reorganization of the ASSURED, or
                                        assignment for the benefit of creditors
                                        of the ASSURED, or

                                    c.  immediately upon such ASSURED ceasing
                                        to exist, whether through merger into
                                        another entity, disposition of all of
                                        its assets or otherwise.

                                    The COMPANY shall refund the unearned
                                    premium computed at short rates in
                                    accordance with the standard short rate
                                    cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.



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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 17 of 19

-------------------------------------------------------------------------------
Conditions And
Limitations


Termination                         If any partner, director, trustee, or
(continued)                         officer or supervisory employee of an
                                    ASSURED not acting in collusion with an
                                    Employee learns of any dishonest act
                                    committed by such Employee at any time,
                                    whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                    a.  shall immediately remove such Employee
                                        from a position that would enable such
                                        Employee to cause the ASSURED to suffer
                                        a loss covered by this Bond; and


                                    b.  within forty-eight (48) hours of
                                        learning that an Employee has committed
                                        any dishonest act, shall notify the
                                        COMPANY, of such action and provide
                                        full particulars of such dishonest act.

                                    The COMPANY may terminate coverage as
                                    respects any Employee sixty (60) days after written notice is received by each ASSURED Investment Company and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such Employee.

Other Insurance              14.    Coverage under this Bond shall apply only
                                    as excess over any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                                    a.  the ASSURED,

                                    b.  a Transportation Company, or

                                    c.  another entity on whose premises the
                                        loss occurred or which employed the
                                        person causing the loss or engaged the
                                        messenger conveying the Property
                                        involved.


Conformity                    15.   If any limitation within this Bond is
                                    prohibited by any law controlling this
                                    Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.


Change or Modification        16.   This Bond or any instrument amending or
                                    affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                    If this Bond is for a sole ASSURED, no
                                    change or modification which would
                                    adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.



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 ICAP Bond (58)
 Form 17-02-1421 (Ed. 5-98)                                       Page 18 of 19

[GRAPHIC OMITTED]
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Conditions And
Limitations


Change or Modification              If this Bond is for a joint ASSURED, no
(continued)                         charge or modification which would
                                    adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured Investment Companies and to the Securities and Exchange Commission,
                                    Washington, D.C., by the COMPANY.





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 ICAP Bond (5-98)
 Form 17-02-1421 (Ed. 5-98)                                       Page 19 of 19

[GRAPHIC OMITTED]
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                                                   VIGILANT INSURANCE COMPANY
                                                   Endorsement No:  1
                                                   Bond Number:     81844337

NAME OF ASSURED     FORTRESS REGISTERED INVESTMENT TRUST


-------------------------------------------------------------------------------
                          NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Fortress Registered Investment Trust
Fortress Brookdale Investment Fund, LLC
Fortress Investment Trust II
Fortress Pinnacle Investment Fund, LLC
Fortress RIC Co - Investment Fund LP

This Endorsement applies to loss discovered after 12:01 a.m. on August 15, 2006.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: September 11, 2006                       By /s/ Robert Hamburger
                                                  ------------------------------
                                                  Authorized Representative



ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                              Page 1

[GRAPHIC OMITTED]
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                                                   VIGILANT INSURANCE COMPANY
                                                   Endorsement No:  2
                                                   Bond Number:     81844337

NAME OF ASSURED     FORTRESS REGISTERED INVESTMENT TRUST


-------------------------------------------------------------------------------


                        NEW YORK AMENDATORY ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13, Termination, the following:

     Bonds In Effect Sixty (60) Days Or Less

     If this Bond has been in effect for less than sixty (60) days and if it is not a renewal Bond, the COMPANY may terminate it for any reason by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination at least sixty (60) days before the effective date of termination.

     Bonds In Effect More Than Sixty (60) Days

     If this Bond has been in effect for sixty (60) days or more, or if it is a renewal of a Bond issued by the COMPANY, it may be terminated by the COMPANY by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination at least sixty (60) days before the effective date of termination. Furthermore, when the Bond is a renewal or has been in effect for sixty (60) days or more, the COMPANY may terminate only for one or more of the reasons stated in 1-7 below.

     1.  Nonpayment of premium;

     2. Conviction of a crime arising out of acts increasing the hazard insured against;

     3. Discovery of fraud or material misrepresentation in the obtaining of this Bond or in the presentation of a claim thereunder;

     4. Violation of any provision of this Bond that substantially and materially increases the hazard insured against, and which occurred subsequent to inception of the current BOND PERIOD;

     5. If applicable, material physical change in the property insured, occurring after issuance or last annual renewal anniversary date of this Bond, which results in the property becoming uninsurable in accordance with the COMPANY's objective, uniformly applied underwriting standards in effect at the time this Bond was issued or last renewed; or material change in the nature or extent of this Bond occurring after issuance or last annual renewal anniversary date of this Bond, which causes the risk of loss to be substantially and materially increased beyond that contemplated at the time this Bond was issued or last renewed;



ICAP Bond - New York
Form 17-02-2863 (Rev. 7-03)                                             Page 1

     6. A determination by the Superintendent of Insurance that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY's policyholders, creditors or the public, or continuing the Bond itself would place the COMPANY in violation of any provision of the New York Insurance Code; or

     7. Where the COMPANY has reason to believe, in good faith and with sufficient cause, that there is a probable risk or danger that the Property will be destroyed by the ASSURED for the purpose of collecting the insurance proceeds.

     Notice Of Termination

     Notice of termination under this SECTION shall be mailed to the ASSURED and to the authorized agent or broker, if any, at the address shown on the DECLARATIONS of this Bond. The COMPANY, however, may deliver any notice instead of mailing it.

     Return Premium Calculations

     The COMPANY shall refund the unearned premium computed pro rata if this Bond is terminated by the COMPANY."

2.   By adding a new Section reading as follows:

     "Section 17. Election To Conditionally Renew / Nonrenew This Bond

     Conditional Renewal

     If the COMPANY conditionally renews this Bond subject to:

     1.  Change of limits of liability;

     2.  Change in type of coverage;

     3.  Reduction of coverage;

     4.  Increased deductible;

     5.  Addition of exclusion; or

     6. Increased premiums in excess of 10%, exclusive of any premium increase due to and commensurate with insured value added; or as a result of experience rating, retrospective rating or audit; the COMPANY shall send notice as provided in Notices Of Nonrenewal And Conditional Renewal immediately below.

     Notices Of Nonrenewal And Conditional Renewal

     1. If the COMPANY elects not to renew this Bond, or to conditionally renew this Bond as provided herein, the COMPANY shall mail or deliver written notice to the ASSURED at least sixty (60) but not more than one hundred twenty (120) days before:

         a.   The expiration date; or

         b. The anniversary date if this Bond has been written for a term of more than one year.



ICAP Bond - New York
Form 17-02-2863 (Rev. 7-03)                                             Page 2

       2. Notice shall be mailed or delivered to the ASSURED at the address shown on the DECLARATIONS of this Bond and the authorized agent or broker, if any. If notice is mailed, proof of mailing shall be sufficient proof of notice.

       3. Paragraphs 1. and 2. immediately above shall not apply when the ASSURED, authorized agent or broker, or another insurer has mailed or delivered written notice to the COMPANY that the Bond has been replaced or is no longer desired.

3. By adding to General Agreement B., Representations Made By Assured, the following:

     No misrepresentation shall be deemed material unless knowledge by the COMPANY would have lead to the COMPANY'S refusal to write this Bond.



This Endorsement applies to loss discovered after 12:01 a.m. on August 15, 2006.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date: September 11, 2006                       By /s/ Robert Hamburger
                                                  ------------------------------
                                                  Authorized Representative



ICAP Bond - New York
Form 17-02-2863 (Rev. 7-03)                                             Page 3

[GRAPHIC OMITTED]
-------------------------------------------------------------------------------


Effective date of
this endorsement:  August 15, 2006           VIGILANT INSURANCE COMPANY

                                             Endorsement No.: 3

                                             To be attached to and form a part
                                             of Bond Number:   81844337

Issued to: FORTRESS REGISTERED INVESTMENT TRUST

-------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.











ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: September 11, 2006                       By /s/ Robert Hamburger
                                                  ------------------------------
                                                  Authorized Representative


Form 14-02-9228 (Ed. 4/2004

[GRAPHIC OMITTED]               Chubb & Son, div. of Federal Insurance Company
                                      as manager of the member insurers of the
                                            Chubb Group of Insurance Companies
-------------------------------------------------------------------------------


                                  POLICYHOLDER
                             DISCLOSURE NOTICE OF
                         TERRORISM INSURANCE COVERAGE
             (for policies with no terrorism exclusion or sublimit)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.



Form 14-02-9228 (Ed. 4/2004